UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PUSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

Plures Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                                                                                                                                                                                  95-3880130
(State or other incorporation or organization)                                                                                                                          (I.R.S. Employer Identification Number)

                                                                                               5297 Parkside Drive, Canandaigua, New York 14424
                                                                                                  (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                    Title of each class                                                                                                                                                 Name of each exchange on which
                    to be so registered                                                                                                                                                each class is to be registered

______None_______________________                                                                                                                       _______None______________________
_________________________________                                                                                                                       _________________________________
_________________________________                                                                                                                       _________________________________

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [  ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 001-12312 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                                                                                                  Common Stock, $.001 par value
____________________________________________________________________________________________________________________________________________
                                                                                                                                (Title of class)
____________________________________________________________________________________________________________________________________________
                                                                                                                                (Title of class)

Item 1. Description of Registrant’s Securities to be Registered.

A description of the Registrant’s securities to be registered hereunder is contained in the section entitled “Description of Securities” in the Registrant’s Current Report on Form 8-K (File No. 001-12312, as filed with the Securities and Exchange Commission (the “SEC”) on August 11, 2011, as amended by Amendment No. 1 on Form 8-K/A, filed on November 16, 2011 and Amendment No. 2 on Form 8-K/A, filed on December 27, 2011, incorporated herein by reference.

Item 2. Exhibits.

Exhibit No.	Description
1	Form of Common Stock Certificate
99.1	Amended and Restated Certificate of Incorporation of CMSF Corp.1
Appendix C	Bylaws of CMSF Corp.2

______________________________

1 Incorporated herein by reference to Exhibit 99.1 to the Registrant’s Current Report on Form 8-K (File No. 001-12312), filed with the SEC on September 27, 2011.

2 Incorporated herein by reference to Appendix C to the Information Statement on Schedule 14C (File No. 001-12312), filed with the SEC on May 25, 2010.

SIGNATURES

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

(Registrant)      Plures Technologies, Inc._____________________________________________
Date      March 7, 2012____________________________________________________________
By        /s/ Stuart M. Sieger ________________________________________________________
            Stuart M. Sieger
            Vice President and Secretary